UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06475
______________________________________________

Strategic Global Income Fund, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: November 30

Date of reporting period: February 29, 2008

Item 1. Schedule of Investments

Strategic Global Income Fund, Inc.
Portfolio of investments — February 29, 2008

	Face
	amount		Value

Bonds — 80.56%
US bonds — 18.70%
US corporate bonds — 7.72%
Bank One Corp.,
7.875%, due 08/01/10		$2,000,000	$2,207,320
Bear Stearns Cos. Inc.,
3.190%, due 05/18/10(1)		1,000,000	917,295
Citigroup Inc.,
5.125%, due 02/14/11		2,000,000	2,050,650
Countrywide Financial Corp.,
3.345%, due 05/05/08(1)		125,000	122,761
Countrywide Home Loans, Inc.,
3.250%, due 05/21/08		800,000	778,368
Fortune Brands, Inc.,
5.375%, due 01/15/16		2,000,000	1,914,000
General Electric Capital Corp.,
6.000%, due 06/15/12		2,000,000	2,145,110
GMAC LLC,
6.875%, due 09/15/11		1,000,000	815,927
HSBC Finance Corp.,
6.750%, due 05/15/11		2,000,000	2,116,438
Residential Capital LLC,
8.125%, due 11/21/08		2,000,000	1,545,000
Sprint Capital Corp.,
7.625%, due 01/30/11		1,000,000	887,500
Washington Mutual Preferred Funding LLC,
9.750%, due 12/31/49(1),(2)		1,000,000	860,000

Total US corporate bonds (cost — $17,739,068)			16,360,369

Asset-backed securities — 0.69%
First Franklin Mortgage Loan Asset Backed Certificates,
Series 06-FFB, Class A2,
3.265%, due 12/25/26(1)		518,696	259,348
Home Equity Mortgage Trust,
Series 06-3, Class A1,		309,394	170,167
5.472%, due 09/25/36(1)
Series 06-5, Class A1,
5.500%, due 01/25/37(3)		407,894	183,552
Merrill Lynch Mortgage Investors, Inc.,
Series 06-SL1, Class A,
3.315%, due 09/25/36(1)		118,794	59,397
Nomura Asset Acceptance Corp.,
Series 06-S4, Class A1,
3.305%, due 08/25/36(1)		943,885	424,749
SACO I Trust,
Series 06-5, Class 2A1,
3.285%, due 05/25/36(1)		925,975	358,485

Total asset-backed securities (cost — $3,026,485)			1,455,698

Commercial mortgage-backed securities — 0.48%
Commercial Mortgage Acceptance Corp.,
Series 97-ML1, Class D,
7.103%, due 12/15/30(1)		87,659	87,391
Morgan Stanley Dean Witter Capital I,
Series 00-LIF2, Class A2,
7.200%, due 10/15/33		897,013	925,047

Total commercial mortgage-backed securities (cost — $1,129,040)			1,012,438

Mortgage & agency debt securities — 5.79%
Countrywide Alternative Loan Trust,
Series 05-J2, Class 2A1,		208,166	197,497
7.500%, due 12/25/34
Federal Home Loan Mortgage Corp.,
5.750%, due 09/15/10	EUR	1,400,000	2,220,207
Federal National Mortgage Association Pool,
# 816594, 4.912%, due 02/01/35(1)		$1,377,912	1,425,902
JPMorgan Alternative Loan Trust,
Series 06-A5, Class 2A6,
5.800%, due 10/25/36(1)		6,492,000	5,355,816
Wells Fargo Mortgage Backed Securities Trust,
Series 06-18, Class B1,
6.000%, due 12/25/36		3,962,298	3,073,344

Total mortgage & agency debt securities (cost — $13,999,301)			12,272,766

Strategic Global Income Fund, Inc.
Portfolio of investments — February 29, 2008

	Face
	amount		Value

Stripped mortgage-backed security — 0.00%(4)
Federal Home Loan Mortgage Corp.,
REMIC, Series 3033, Class OI, IO,
5.500%, due 10/15/22(5)
(cost — $7,702)		$405,414	$7,157

US government obligations — 4.02%
US Treasury Bonds,
4.750%, due 02/15/37		2,375,000	2,503,027
6.250%, due 08/15/23		2,505,000	3,079,389
8.125%, due 08/15/19		300,000	417,656
US Treasury Notes,
4.125%, due 05/15/15		435,000	463,207
4.250%, due 09/30/12		1,895,000	2,044,083

Total US government obligations (cost — $7,995,953)			8,507,362

Total US bonds (cost — $43,897,549)			39,615,790

International bonds — 61.86%
International corporate bonds — 15.37%
Germany — 1.60%
Kreditanstalt fuer Wiederaufbau,
4.625%, due 10/12/12	EUR	640,000	1,006,625
5.000%, due 07/04/11		1,500,000	2,381,135

			3,387,760

Malaysia — 7.90%
Johor Corp.,
1.000%, due 07/31/09(5)	MYR	6,600,000	2,499,922
1.000%, due 07/31/12(5)		38,240,000	14,244,983

			16,744,905

Netherlands — 0.80%
Rabobank Nederland,
4.125%, due 04/04/12	EUR	1,110,000	1,689,147

Russia — 3.00%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	115,000,000	4,716,981
Russian Agricultural Bank OJSC, Credit-Linked Note,
7.798%, due 02/16/11		39,300,000	1,630,797

			6,347,778

Ukraine — 0.81%
Delta Bank-Ukraine, Credit-Linked Note,
14.500%, due 04/06/08	UAH	8,400,000	1,705,084

United Kingdom — 1.26%
AstraZeneca PLC,
5.400%, due 09/15/12		$1,500,000	1,603,329
SABMiller PLC,
6.500%, due 07/01/16(2)		1,000,000	1,077,724

			2,681,053

Total international corporate bonds
(cost — $27,211,181)			32,555,727

Strategic Global Income Fund, Inc.
Portfolio of investments — February 29, 2008

	Face
	amount		Value

Foreign government bonds — 41.36%
Argentina — 9.72%
Argentina Prestamos Garantizadad,
4.000%, due 05/15/09	ARS	1,960,124	$1,736,544
5.286%, due 01/14/09(1)		2,000,000	721,405
Republic of Argentina,
2.000%, due 03/15/14(1)		3,600,000	1,469,387
2.000%, due 03/15/24		2,600,000	555,292
3.092%, due 08/03/12(1)		$19,170,000	10,524,330
7.000%, due 03/28/11		210,000	202,755
7.000%, due 09/12/13		4,500,000	4,054,500
11.750%, due 04/07/09(6)		4,000,000	1,320,000

			20,584,213

Belgium — 0.25%
Government of Belgium,
5.750%, due 03/28/08	EUR	350,000	531,757

Brazil — 1.14%
Republic of Brazil, Credit-Linked Note,
6.000%, due 05/17/45(2)	BRL	2,530,000	2,408,071

Dominican Republic — 1.53%
Republic of Dominica,
9.000%, due 03/31/10	DOP	120,000,000	3,238,938

El Salvador — 1.08%
Republic of El Salvador,
7.750%, due 01/24/23		$2,040,000	2,279,700

France — 4.78%
French Treasury Note,
3.500%, due 07/12/09	EUR	1,870,000	2,842,149
Government of France,
1.800%, due 07/25/40		2,176,167	3,073,113
3.750%, due 04/25/21		625,000	903,271
5.500%, due 04/25/29		1,930,000	3,311,226

			10,129,759

Germany — 12.24%
Bundesobligation,
3.500%, due 10/10/08	EUR	1,610,000	2,440,115
Bundesschatzanweisungen,
3.250%, due 06/13/08		7,200,000	10,908,928
3.750%, due 12/12/08		5,800,000	8,809,937
Deutsche Bundesrepublik,
3.750%, due 01/04/15		660,000	1,010,376
4.750%, due 07/04/34		1,315,000	2,080,993
6.250%, due 01/04/24		360,000	667,821

			25,918,170

Hungary — 1.57%
Republic of Hungary,
5.500%, due 02/12/14	HUF	325,000,000	1,607,440
7.000%, due 06/24/09		306,000,000	1,719,723

			3,327,163

Italy — 4.35%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	3,540,000	4,633,679
4.500%, due 05/01/09		1,450,000	2,224,365
6.500%, due 11/01/27		1,275,000	2,359,102

			9,217,146

Poland — 1.94%
Government of Poland,
5.750%, due 06/24/08	PLN	9,560,000	4,106,593

Russia — 0.78%
Russian Federation,
7.500%, due 03/31/30(2),(3)		$412,297	470,019
7.500%, due 03/31/30(3)		1,039,500	1,188,928

			1,658,947

Strategic Global Income Fund, Inc.
Portfolio of investments — February 29, 2008

	Face
	amount		Value

Turkey — 1.98%
Government of Turkey,
14.000%, due 01/19/11	TRY	3,120,000	$2,425,957
Republic of Turkey, Credit-Linked Note,
15.000%, due 02/11/10(2)		$1,800,000	1,773,198

			4,199,155

Total foreign government bonds (cost — $84,285,800)			87,599,612

Sovereign/supranational bonds — 5.13%
Council of Europe Development Bank,
6.250%, due 01/23/12	AUD	3,000,000	2,671,652
European Investment Bank,
5.375%, due 10/15/12	EUR	1,600,000	2,602,350
6.125%, due 05/21/10	AUD	6,200,000	5,601,319

Total sovereign/supranational bonds (cost — $10,094,025)			10,875,321

Total international bonds (cost — $121,591,006)			131,030,660

Total bonds (cost — $165,488,555)			170,646,450

	Number of
	warrants

Warrants — 1.23%
Republic of Argentina, expires 12/15/35*(7)
(cost — $2,385,023)		27,250,000	2,608,713

	Shares

Short-term investments — 11.57%
Other— 11.22%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 3.562%(8),(9)
(cost — $23,770,293)		23,770,293	23,770,293

	Face
	amount

US government obligations — 0.35%
US Treasury Bills,
2.382%, due 06/19/08(10),(11)
(cost — $724,812)		$730,000	726,069

Total short-term investments (cost — $24,495,105)			24,496,362

	Number of
	contracts

Options purchased — 0.24%
Call options — 0.24%
3 Month Euro Euribor Interest Rate Futures, strike @ EUR 96.75, expires September 2009*		208	280,250
90 Day Euro-Dollar Futures, strike @ USD 97.50, expires June 2008*		313	234,750

Total options purchased (cost — $306,815)			515,000

Total investments(12),(13) — 93.60% (cost — $192,675,498)			198,266,525
Cash and other assets, less liabilities — 6.40%			13,550,563

Net assets — 100.00%			$211,817,088

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $192,675,498; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$13,707,054
Gross unrealized depreciation	(8,116,027)

Net unrealized appreciation	$5,591,027

*	Non-income producing security.
(1)	Floating rate security — The interest rate shown is the current rate as of February 29, 2008.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the value of these securities amounted to $6,589,012 or 3.11% of net assets.
(3)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of February 29, 2008. Maturity date disclosed is the ultimate maturity date.
(4)	Amount represents less than 0.005%.
(5)	Security is illiquid. These securities amounted to $16,752,062 or 7.91% of net assets.
(6)	Bond interest in default.
(7)	Security represents an equity claim linked to Argentina’s gross domestic product.
(8)	The rate shown is the yield at February 29, 2008.
(9)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income earned
		Purchases	Sales		from affiliate
		during the three	during the three		for the three
	Value	months ended	months ended	Value	months ended
Security description	11/30/07	02/29/08	02/29/08	02/29/08	02/29/08

UBS Supplementary Trust — U.S. Cash
Management Prime Fund	$23,377,429	$14,802,407	$14,409,543	$23,770,293	$223,385

(10)	The rate shown is the effective yield at the date of purchase.
(11)	This security was delivered to cover margin requirements on futures contracts.
(12)	The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc., the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Foreign currency exchange rates are generally determined as of the close of the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.
Level 2 - other significant obeservable inputs, including but not limited to, quoted prices for simlar securities, interest rates, prepayment speeds and credit risks.
Level 3 - unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

The following is a summary of the inputs used as of February 29, 2008 in valuing the Fund’s assets:

		Measurements at 02/29/08

		Quoted prices in
		active markets for	Significant other	Unobservable
		identical assets	observable inputs	inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)

Assets

Securities	$197,751,525	$0	$181,006,620	$16,744,905

Derivatives	3,447,056	668,007	2,779,049	0

Total	$201,198,581	$668,007	$183,785,669	$16,744,905

Liabilities

Securities sold short	$0	$0	$0	$0

Derivatives	1,415,896	1,415,896	0	0

Total	$1,415,896	$1,415,896	$0	$0

The following is a rollforward of the Fund’s assets that were valued using unobservable inputs for the period:

	Measurements using unobservable inputs (Level 3)

	Securities	Derivatives	Total

Assets

Beginning balance	$15,518,620	$0	$15,518,620

Total gains or losses (realized/unrealized) included in earnings	1,226,285	0	1,226,285

Purchases, sales, issuances, and settlements (net)	0	0	0

Transfers in and/or out of Level 3	0	0	0

Ending balance	$16,744,905	$0	$16,744,905

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at 02/29/08.	$1,226,285	$0	$1,226,285

(13)	The table below details the Fund’s transaction activity in an affiliated issuer for the three months ended February 29, 2008. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Net income earned
		Purchases	Sales		from affiliate
		during the three	during the three		for the three
Security	Value	months ended	months ended	Value	months ended
description	11/30/07	02/29/08	02/29/08	02/29/08	02/29/08

UBS Private Money Market Fund LLC	$364,670	$45,517	$410,187	$—	$612

IO	Interest only - This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
GMAC	General Motors Acceptance Corp.
REMIC	Real Estate Mortgage Investment Conduit

Currency type abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
DOP	Dominican Peso
EUR	Euro
HUF	Hungarian Forint
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	New Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of February 29, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)

Australian Dollar	23,450,000	USD	20,161,724	05/29/08	$(1,430,645)
Brazilian Real	3,870,000	USD	2,185,206	05/20/08	(75,753)
Canadian Dollar	15,980,000	USD	16,227,469	05/29/08	18,435
Canadian Dollar	1,450,000	USD	1,408,588	05/29/08	(62,195)
Swiss Franc	1,180,000	USD	1,067,197	05/29/08	(66,259)
Euro	23,375,000	USD	34,653,438	05/29/08	(724,703)
Great Britain Pound	10,090,000	USD	20,621,337	05/29/08	697,253
Great Britain Pound	520,000	USD	1,013,990	05/29/08	(12,822)
Japanese Yen	484,500,000	AUD	5,276,341	05/29/08	171,512
Japanese Yen	154,200,000	USD	1,429,962	05/29/08	(61,705)
New Zealand Dollar	5,577,094	AUD	4,815,000	05/29/08	37,241
New Zealand Dollar	5,533,840	JPY	467,200,000	05/29/08	157,268
New Zealand Dollar	4,600,000	USD	3,703,497	05/29/08	77,393
Ukrainian Hryvnia	2,070,000	USD	366,372	05/18/09	(9,098)
United States Dollar	197,948	ARS	723,500	11/16/09	3,745
United States Dollar	4,000,000	ARS	14,600,000	11/16/09	70,100
United States Dollar	17,647,867	CHF	19,260,000	05/29/08	852,448
United States Dollar	550,055	IDR	5,000,000,000	05/28/08	(5,710)
United States Dollar	34,865,785	JPY	3,688,800,000	05/29/08	818,158
United States Dollar	1,144,159	JPY	125,600,000	05/29/08	70,845
United States Dollar	2,034,838	MXN	22,680,000	05/29/08	60,848
United States Dollar	4,484,445	MYR	14,487,000	05/20/08	45,626
United States Dollar	58,953	NZD	80,000	05/29/08	4,110
United States Dollar	4,149,811	SAR	15,490,000	06/25/08	11,252
United States Dollar	19,065,079	SEK	120,110,000	05/29/08	334,938
United States Dollar	4,563,001	SGD	6,525,000	05/29/08	131,334
United States Dollar	17,215,554	TWD	537,900,000	05/20/08	476,974
United States Dollar	372,973	UAH	2,070,000	05/18/09	2,496
United States Dollar	4,163,159	ZAR	31,660,000	05/29/08	(205,204)

Net unrealized appreciation on forward foreign currency contracts					$1,387,882

Currency type abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
CHF	Swiss Franc
IDR	Indonesian Rupiah
JPY	Japanese Yen
NZD	New Zealand Dollar
MYR	Malaysian Ringgit
MXN	Mexican Peso
NZD	New Zealand Dollar
SAR	Saudia Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of February 29, 2008:

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US treasury futures buy contracts:
10 Year US Treasury Notes, 95 contracts	March 2008	$10,815,491	$11,275,313	$459,822

US treasury futures sell contracts:
2 Year US Treasury Notes, 285 contracts	March 2008	(59,972,125)	(61,364,063)	(1,391,938)

Net unrealized depreciation on futures contracts				$(932,116)

The segregated aggregate market value of investments delivered to cover margin requirements for open futures positions at February 29, 2008 was $726,069.

Options written
Strategic Global Income Fund, Inc. had the following open options written as of February 29, 2008:

	Expiration	Premiums		Unrealized
	date	received	Value	depreciation

Call options written
1 Year Euro-Dollar Mid-Curve Futures, 209 contracts, strike @ USD 97.57	June 2009	$192,880	$216,838	($23,958)

Currency type abbreviation:
USD	United States Dollar

Industry diversification
As a percentage of net assets
As of February 29, 2008 (unaudited)

Bonds
US bonds
US corporate bonds
Commercial banks	1.04%
Consumer finance	1.39
Diversified financial services	2.41
Diversified telecommunication services	0.42
Household durables	0.90
Thrifts & mortgage finance	1.56

Total US corporate bonds	7.72
Asset-backed securities	0.69
Commercial mortgage-backed securities	0.48
Mortgage & agency debt securities	5.79
Stripped mortgage-backed security	0.00 (1)
US government obligations	4.02

Total US bonds	18.70

International bonds
International corporate bonds
Beverages	0.51
Commercial banks	3.97
Diversified financial services	10.13
Pharmaceuticals	0.76

Total international corporate bonds	15.37
Foreign government bonds	41.36
Sovereign/supranational bonds	5.13

Total international bonds	61.86

Total bonds	80.56
Warrants	1.23
Short-term investments	11.57
Options	0.24

Total investments	93.60
Cash and other assets, less liabilities	6.40

Net assets	100.00%

(1)	Amount represents less than 0.005%.

1) Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global Asset Management (Americas) Inc. is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At February 29, 2008, the Fund had outstanding interest rate swap agreements with the following terms:

						Payments
			Termination	Payments made		received by the
Counterparty	Notional amount		dates	by the Fund		Fund		Value

Citigroup	USD	31,000,000	04/23/08	3.8475	%(1)	4.5625%		$55,774
Citigroup	USD	52,000,000	04/30/08	3.2513	(1)	3.8725		81,243
Citigroup	USD	92,000,000	04/30/08	3.2513	(1)	3.8275		133,327
Citigroup	USD	92,000,000	05/06/08	3.1450	(1)	3.2575		25,731
Citigroup	USD	21,800,000	12/31/09	—	(2)	3.3800		325,892
Citigroup	USD	6,300,000	11/15/14	4.1430%		—	(2)	(129,989)
Deutsche Bank AG	USD	53,000,000	04/02/08	4.7288	(1)	4.8000		9,519
Deutsche Bank AG	USD	104,000,000	04/09/08	4.5431	(1)	4.6150		18,829
Deutsche Bank AG	USD	52,000,000	04/23/08	3.8475	(1)	4.6900		110,239
Deutsche Bank AG	USD	52,000,000	04/23/08	3.8475	(1)	4.0750		29,768
Deutsche Bank AG	USD	10,000,000	05/06/08	3.1450	(1)	3.2400		2,362
Deutsche Bank AG	USD	104,000,000	05/06/08	3.1450	(1)	4.2300		280,529
Deutsche Bank AG	USD	106,000,000	05/20/08	3.0700	(1)	3.1150		11,846
Deutsche Bank AG	USD	103,000,000	06/12/08	—	(2)	2.9200		9,930
Deutsche Bank AG	ZAR	12,000,000	01/02/09	11.2880	(3)	11.2100		(7,242)
Deutsche Bank AG	ZAR	61,350,000	01/08/09	11.3210	(3)	11.1800		(28,565)
Deutsche Bank AG	ZAR	1,700,000	01/02/18	9.2600		11.2880	(3)	7,102
Deutsche Bank AG	ZAR	8,660,000	01/08/18	9.3000		11.3210	(3)	33,013
Goldman Sachs International	USD	103,000,000	06/12/08	—	(2)	2.9225		10,583
Merrill Lynch	USD	52,000,000	04/02/08	4.7288	(1)	4.6650		(8,356)
Merrill Lynch	USD	201,000,000	04/09/08	4.5431	(1)	4.7150		87,027
Merrill Lynch	USD	52,000,000	04/30/08	3.2513	(1)	4.3200		139,765
Merrill Lynch	USD	97,000,000	05/06/08	3.1450	(1)	3.1925		11,455
Merrill Lynch	USD	103,000,000	06/05/08	—	(2)	2.9725		14,061
Merrill Lynch	USD	16,300,000	12/15/09	—	(2)	3.9481		396,718
Merrill Lynch	USD	4,700,000	11/15/14	4.6211		—	(2)	(229,412)

								$1,391,149

(1)	Rate based on 3 month LIBOR (USD BBA).
(2)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of February, 29, 2008.
(3)	Rate based on 3 month JIBAR.

BBA	British Banking Association
LIBOR	London Interbank Offered Rate
JIBAR	Johannesburg Interbank Offered Rate

Currency type abbreviations:
USD	United States Dollar
ZAR	South African Rand

At February 29, 2008, the Fund had an outstanding credit default swap agreement with thefollowing terms:

					Payment
			Termination	Payment made	received by the
Counterparty	Notional amount		date	by the Fund	Fund	Value

Goldman Sachs International	USD	1,750,000	09/20/08	—(1)	6.0000%(2)	$18

(1)	Payment to the counterparty will be made upon the occurrence of a credit event with respect to the Countrywide Home Loans Inc. 4.000% bond, due 03/22/11.
(2)	Payments are based on the notional amount.

Currency type abbreviation:
USD	United States Dollar

2) Option writing
The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the three months ended February 29, 2008 for the Fund was as follows:

		Amount of
	Number of	premiums
	contracts	received

Options outstanding at December 1, 2007	204	$200,999
Options written	483	282,189
Options terminated in closing purchase transactions	(478)	(290,308)
Options expired prior to exercise	—	—

Options outstanding at February 29, 2008	209	$192,880

3) Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the lending agent. For the three months ended February 29, 2008, UBS Securities LLC earned $189 in compensation as the Fund’s lending agent. At February 29, 2008, the Fund owed UBS Securities LLC $160 in compensation as the Fund’s lending agent. At February 29, 2008, there were no securities on loan and no related collateral outstanding.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s annual report to shareholders dated November 30, 2007.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 29, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 29, 2008